UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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FORTIVE CORPORATION

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FORTIVE CORPORATION 6920 SEAWAY BLVD EVERETT, WA 98203 V37944-P03775-Z86751

You invested in FORTIVE CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 4, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2024. If you would like to request a copy of the material(s) (including a proxy card) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.
V2.0

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 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the following nominees to serve as Directors, each for a one-year term expiring at the 2025 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified:

Nominees:

1a.	Eric Branderiz	For

1b.	Daniel L. Comas	For

1c.	Sharmistha Dubey	For

1d.	Rejji P. Hayes	For

1e.	Wright Lassiter III	For

1f.	James A. Lico	For

1g.	Kate D. Mitchell	For

1h.	Jeannine P. Sargent	For

1i	Alan G. Spoon	For

2.	To approve on an advisory basis Fortive’s named executive officer compensation.	For

3.	To approve amendments to Fortive’s Restated Certification of Incorporation to include an officer exculpation provision.	For

4.	To ratify the appointment of Ernst & Young LLP as Fortive’s independent registered public accounting firm for the year ending December 31, 2024.	For

5.	To consider and act upon a shareholder proposal to approve an amendment to Fortive’s Bylaws to require shareholder approval of director compensation.	Against

NOTE: To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V37945-P03775-Z86751